Exhibit 3(a)

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Stratos Global Corporation		326380-1

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de 1’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la, Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

August 20, 1999 / le 20 août 1999

Director — Directeur	Date of Amendment — Date de modification

Consumer and Corporate Affairs Canada	Consommation at Affaires commerciales Canada
		FORM 4	FORMULE 4
Canada Business	Loi régissant les sociétés	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Corporations Act	par actions de régime fédéral	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)

1 — Name of corporation — Dénomination de la société	2 — Corporation No. — No de la société

STRATOS GLOBAL CORPORATION	326380-1

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée cl-dessus sont modifies de la façon suivante:
The place in Canada where the registered office of the Corporation is situated is changed to Mount Pearl, Newfoundland.

Date	Signature	Title — Titre
Aug. 10 , 1999	/s/ [ILLEGIBLE]	PRESIDENT & CEO

7530-21-938-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTERE SEULEMEN
Filed — Déposée
AUG 20 1999 AOUT

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Stratos Global Corporation		326380-1

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnee ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☑	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de 1’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la, Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

June 23, 1998/le 23 Juin 1998
Director — Directeur	Date of Amendment — Date de modification

Consumer and Corporate Affairs Canada	Consommation at Affaires commerciales Canada
		FORM 4	FORMULE 4
Canada Business	Loi régissant les sociétés	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Corporations Act	par actions de régime fédéral	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)

1 — Name of corporation — Dénomination de la société	2 — Corporation No. — No de la société

STRATOS GLOBAL CORPORATION	326380-1

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée cl-dessus sont modifies de la façon suivants:
     To create an unlimited number of preference shares issuable in series, so that the Corporation is authorized to issue an unlimited number of common shares and an unlimited number of preference shares issuable in series.
     The rights, privileges, restrictions and conditions attaching to the common shares and the preference shares are set out in the attached Schedule “A”.

Date	Signature	Title — Titre
June 17, 1998	/s/ [ILLEGIBLE]	Executive Vice President

7530-21-936-1387 (01-93) 45		FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTERE SEULEMENT
Filed—Déposée
JUN 23 1998 JUIN

SCHEDULE “A”
1. Common Shares
The holders of the common shares shall be entitled:
(a)	to vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares are entitled to vote;

(b)	to receive, subject to the rights of the holders of another class of shares, any dividend declared by the Corporation; and

(c)	to receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.
2. Preference Shares
(a)	One or More Series — The preference shares may at any time and from time to time be issued in one or more series.

(b)	Terms of Each Series — Subject to the Canadian Business Corporations Act, the directors may fix, before the issue thereof, the number of preference shares of each series, the designation, rights, privileges, restrictions and conditions attaching to the preference shares of each series, including, without limitation, any voting rights, any right to receive dividends (which may be cumulative or non-cumulative and variable or fixed) or the means of determining such dividends, the dates of payment thereof, any terms and conditions of redemption or purchase, any conversion rights, and any rights on the liquidation, dissolution or winding-up of the Corporation, any sinking fund or other provisions, the whole to be subject to the issuance of a certificate of amendment setting forth the designation, rights, privileges, restrictions and conditions attaching to the preference shares of the series.

(c)	Ranking of Preference Shares — The preference shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, rank on a parity with the preference shares of every other series and be entitled to preference over the common shares. If any amount of cumulative dividends (wether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the preference shares of any series is not paid in full, the preference shares of such series shall participate rateably with the preference shares of every other series in respect of all such dividends and amounts.

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Stratos Global Corporation		326380-1

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnee ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la, Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

January 20, 1997/le 20 janvier 1997
Director — Directeur	Date of Amendment — Date de modification

Industry Canada	Industrie Canada
		FORM 4	FORMULE 4
Canada Business	Loi régissant les sociétés	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Corporations Act	par actions de régime fédéral	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)

1 — Name of corporation — Dénomination de la société	2 — Corporation No. — No de la société

ResourceCan Limited	326380-1

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée cl-dessus sont modifies de la façon suivante :
     To change the name of the corporation to “Stratos Global Corporation”.

Date	Signature	Title — Titre
Dec 9, 1996	/s/ [ILLEGIBLE]	Secretary

7S30-21-836-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTÈRE SEULEMENT
Filed-Déposée
JAN 22 1997

Industry Canada	Industrie Canada

Certificate	Certificat
of Continuance	de progration

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

RESOURCECAN LIMITED	326380-1

Name of corporation-Dénomination de la société	Corporation number-Numéro de la société

I hereby certify that the above-named corporation was continued under section 187 of the Canada Business Corporations Act, as set out in the attached articles of continuance.	Je certifie que la société susmentionnée a été prorogée en vertu de l’article 187 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de prorogation ci-jointes.

May 28, 1996/le 28 mai 1996
Director — Directeur	Date of Continuance — Date de la prorogation

CANADA BUSINESS CORPORATIONS ACT
FORM 11
ARTICLES OF CONTINUANCE
(SECTION 187)
1.	Name of corporation:

RESOURCECAN LIMITED

2.	The place in Canada where the registered office is to be situated:

Baine Johnston Centre 6th Floor P.O. Box 5457 10 Fort William Place St. John’s, Newfoundland A1C 5W4

3.	The classes and any maximum number of shares that the corporation is authorized to issue:

An unlimited number of common shares.

4.	Restrictions, if any, on share transfers:

N/A

5.	Number (or minimum and maximum number) of directors:

A minimum of five (5) and a maximum of twenty (20).

6.	Restrictions, if any, on business the corporation may carry on:

None.

7.	(1) If change of name effected, previous name:

N/A
(2)	Details of incorporation:
(a)	Amalgamated under The Corporations Act (Newfoundland) by certificate of amalgamation dated October 31, 1989.

     Other provisions, if any:
     The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

Date: May 24/96	/s/ Neil Phillips
Title: Secretary & CFO
NEIL PHILLIPS

326380-1	MAY 31 1996

GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR
THE CORPORATIONS ACT
FROM 13
CERTIFICATE OF DISCONTINUANCE
(Section 301)

RESOURCECAN LIMITED	25631-89

Name of Corporation	Number
I certify that the Corporation was discontinued under section 301 of The Corporation Act and continued under the laws of another jurisdiction as specified in the attached notice.

Registrar	Date of Discontinuance

/s/ [ILLEGIBLE]	May 28, 1996

Industry Canada	Industrie Canada

Certificate	Certificat
of Continuance	de prorogation

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

RESOURCECAN LIMITED	326380-1

Name of corporation-Denomination de la société	Corporation number-Numéro de la société

I hereby certify that the above-named corporation was continued under section 187 of the Canada Business Corporations Act, as set out in the attached articles of continuance.	Je certifie que la société susmentionnée a été prorogée en vertu de 1’article 187 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de prorogation ci-jointes.

May 28, 1996/le 28 mai 1996

Director — Directeur	Date of Continuance — Date de la prorogation

CANADA BUSINESS CORPORATIONS ACT
FORM 11
ARTICLES OF CONTINUANCE
(SECTION 187)
1.	Name of corporation:

RESOURCECAN LIMITED

2.	The place in Canada where the registered office is to be situated:

Baine Johnston Centre 6th Floor P.O. Box 5457 10 Fort Willliam Place St. John’s, Newfoundland A1C 5W4

3.	The classes and any maximum number of shares that the corporation is authorized to issue:

	An unlimited number of common shares.	REGISTRY OF COMANIES

4.	Restrictions, if any, on share transfers:	Reg.No. 25631-89
Filed July 19 1996
	N/A	Paper No. [ILLEGIBLE]
Fee Paid $200 Rec. No. [ILLEGIBLE]
5.	Number (or minimum and maximum number) of directors:	/s/ [ILLEGIBLE]
Registrar of Companies (Nfld.)
A minimum of five (5) and a maximum of twenty (20).

6.	Restrictions, if any, on business the corporation may carry on: REGISTERED

None.

7.	(1) If change of name effected, previous name:

N/A
(2)	Details of incorporation:
(a)	Amalgamated under The Corporations Act (Newfoundland) by certificate of amalgamation dated October 31, 1989.

     Other provisions, if any:
     The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

Date: May 24/96	/s/ Neil Phillips
Title: Secretary & CFO
NEIL PHILLIPS

326380-1	May 31 1996

NEWFOUNDLAND
THE CORPORATIONS ACT
FORM 10
CERTIFICATE OF AMALGAMATION
(Section 290)

RESOURCECAN LIMITED	25631-89

Name of Corporation	Number
I certify that the Corporation resulted from the amalgamation of the following Corporations under section 289 of The Corporations Act as set out in the attached articles of amalgamation.

Registrar	Date of Amalgamation

/s/ [ILLEGIBLE]	October 31, 1989
FEE PAID: $230.00
WHITE, OTTENHEIMER

NEWFOUNDLAND
REGISTRY OF COMPANIES
THE CORPORATIONS ACT	Reg. No. 25631-89 Flied Oct 31 1989 Paper No. 000004 Fee Paid $230 Rec. No. 112716 /s/[ILLEGIBLE]

FORM 9

ARTICLES OF AMALGAMATION	Registrar of Companies (Nfld.)
(Section 289)

1	-	Name of Amalgamated Corporation
RESOURCECAN LIMITED

2	-	The place in Newfoundland where the registered office is to be situated 8th Floor Baine, Johnston Centre, 10 Fort William Place — St. John’s, Newfoundland, A1C 5W2

3	-	The classes and any maximum number of shares that the corporation is authorized to issue An unlimited number of common shares without nominal or par value.

4	-	Restrictions if any on share transfers As set forth in the Articles of Continuance of Resourcecan Limited, as amended.

5	-	Number (or minimum and maximum number) of directors There will be a minimum of 5 and a maximum of 20 directors.

6	-	Restrictions if any on business the corporation may carry on

7	-	Other provisions if any REGISTERED

8	-	The amalgamation agreement has been approved by special resolutions of shareholders of each of the amalgamating corporations listed in Item 10 below in accordance with section 286 of The Corporations Act.	☐

The amalgamation has been approved by a resolution of the directors of each of the amalgamating corporations listed in Item 10 below in accordance with sections 287 and 288 of The Corporations Act. These articles of amalgamation are the same as the articles of incorporation of (name the designated amalgamating corporation).
		Resourcecan Limited	☑

9	-	Name of the amalgamating corporation the by-laws of which are to be the by-laws of the amalgamated corporation Resourcecan Limited

10 -	Name of	Corporation			Description of
	Amalgamated Corporations	No.	Signature	Date	Office

Resourcecan Limited	13622	Oct. 31, 89	PRESIDENT
Resourcecan Ventures
Limited	19643	Oct. 31, 89	PRESIDENT

For Departmental use only

Corporation No.	Filed